Exhibit 10.6

CONTRACT ADDENDUM

This Contract Addendum (the “Agreement”) is effective 31 day of July, 2022

BETWEEN:	LUDUS ASIA PTE LTD, (“Ludus”) a company incorporated in the Republic of Singapore and having its registered office at:

29 Tai Seng Avenue, #02-01 Natural Cool Lifestyle Hub, Singapore 534119

AND:	2Game Digital Limited (Business Registration: 3151193, (“2Game”) a company incorporated in Hong Kong and having its registered office at:

Room C, 15/F, Ritz Plaza, 122 Austin Road, Tsimshatsui, Kowloon, Hong Kong

Collectively, Ludus and 2Game shall be referred to as the “Parties.”

WHEREAS, the Parties entered into a Sales and Purchase Agreement contract (the “Contract”) dated 31 July 2022.

WHEREAS, the Parties desire to amend the Contract on the terms and conditions set forth in this Contract Addendum (the “Agreement”).

WHEREAS, this Agreement is the first (01) amendment to the Contract.

NOW, THEREFORE, the Parties agree to amend their obligations in the existing Contract and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree to keep, perform and fulfill the promises, conditions and agreements below:

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1.	AMENDMENTS

1.1.	Schedule 4: Consideration Schedule in the existing Contract to be replaced with the below revised table:

Tranche	Milestone	Consideration (US$)	Cash Consideration Percentage	Consideration Shares Percentage	Gross Revenue Target (US$)	NPAT Target (US$)
1	At Completion.	6,550.00	100%	0%	Not Applicable	Not Applicable
2	Upon Listing	2,993,450.00	67%	33%	Not Applicable	Not Applicable
3	Within 30 days after the Target’s Audited Financial Statement for FY2023 is submitted to the Purchaser or upon Listing if the Listing takes place after 31 March 2023	800,000.00	67%	33%	19,400,000.00	714,272.65
4	Within 30 days after Audited Financial Statement for FY24 is submitted to the Purchaser	1,000,000.00	67%	33%	31,072,772.50	893,200.97
5	Within 30 days after Audited Financial Statement for FY25 is submitted to the Purchaser	1,320,000.00	67%	33%	37,852,286.50	1,238,965.18
	Total	6,120,000.00

2.	NO OTHER CHANGES

2.1.	Except as otherwise expressly provided in this Agreement, all of the terms and conditions of the Contract remain unchanged and in full force and effect.

3.	MISCELLANEOUS TERMS

3.1.	Capitalized terms not otherwise defined in this Agreement will have the meanings ascribed to them in the Contract. Headings are inserted for the convenience of the Parties only and are not to be considered when interpreting this Agreement. Words in the singular mean and include the plural and vice versa. Words in the masculine include the feminine and vice versa. No regard for gender is intended by the language in this Agreement.

4.	GOVERNING LAW AND JURISDICTION

4.1.	This Agreement shall be construed and enforced in accordance with the laws of the Republic of Singapore.

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4.2.	The Parties submit to the jurisdiction of the courts of the Republic of Singapore for the enforcement of this Agreement or any arbitration award or decision arising from this Agreement.

IN WITNESS WHEREOF, the Parties have executed this Agreement on 31 day of July   , 2022

Signed by CHOO SEE WEE	)
for and on behalf of	)
LUDUS ASIA PTE. LTD.	)

Signed by JOSEPH THOMAS VAN HEESWIJK	)
for and on behalf of	)
2GAME DIGITAL LIMITED	)

Signed by SHAUN AMAH GOZO-HILL	)
for and on behalf of	)
2GAME DIGITAL LIMITED	)

Signed by WONG WAN PING MARIO	)
for and on behalf of	)
2GAME DIGITAL LIMITED	)

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